                                                                    EXHIBIT 99.2



FOR IMMEDIATE RELEASE

CONTACTS:
Indus International                              Kalt Rosen & Co.
Jeffrey A. Babka, Chief Financial Officer        Pierre Hirsch /Howard Kalt
800/650-8444                                     415/397-2686


    INDUS INTERNATIONAL FIRST QUARTER FINANCIAL PERFORMANCE EXCEEDS GUIDANCE

        Newly-Acquired IUS Unit has Positive Impact on Operating Results


ATLANTA, JULY 31, 2003 - Indus International, Inc. (NASDAQ: IINT), a leading provider of asset and customer management solutions, announced results of operations for its first quarter of fiscal 2004, ended June 30, 2003, and provided guidance for future financial performance. Results for the quarter include operations for Indus Utility Systems (IUS), previously known as SCT Global Energy and Utilities Solutions, which was acquired from Systems & Computer Technology Corporation (SCT) on March 5, 2003.

Revenue for the first quarter of fiscal 2004 increased 23 percent to $38.2 million, versus $31.0 million in the quarter ended June 30, 2002. Net loss for the quarter was $4.9 million, or $0.12 per share, compared to a net loss of $15.1 million, or $0.43 per share, in the quarter ended June 30, 2002. These results are better than the Company's previous guidance issued May 15, 2003, of between $34 million and $37 million in revenue, and a loss of less than $8 million.

Recognized license revenue in the current quarter more than doubled to $8.8 million, compared to $4.3 million in the corresponding quarter a year ago. Orders for new booked licenses received during the quarter amounted to $4.4 million compared to $0.9 million in the quarter ended June 30, 2002. Services revenue for the quarter totaled $29.4 million versus $26.7 million in the June quarter of 2002.

Operating expenses declined 19 percent to $24.4 million from $30.1 million in the comparable period of 2002. Excluding $4.0 million in restructuring charges from the quarter ended June 30, 2002, operating expenses declined 7 percent due to staffing reductions and controls over discretionary spending.


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                       Indus Announces Fiscal First Quarter 2004 Results, page 2

Cash (including cash equivalents, restricted cash and long and short-term marketable securities) was $36.4 million at June 30, 2003, compared to $38.9 million at March 31, 2003.

Deferred revenue was $38.3 million at June 30, 2003, compared with $50.6 million at March 31, 2003, The decrease is attributable to the recognition of license revenue on several orders booked in prior periods and the monthly recognition of deferred maintenance revenue.

MANAGEMENT COMMENTARY

Tom Madison, Indus' Chief Executive Officer said, "Our performance in the first quarter of the new fiscal year is that of a new, energized company. More than half of the new licenses we signed were with customers new to Indus, and we expanded our leadership in core markets with competitive wins at utilities like the City of Anchorage and process manufacturers such as Kroger and Frontier Refining & Marketing Inc. We also added license expansions at existing customers such as ONEOK. In addition, we extended our outsourcing services contract with Nashville Electric, further strengthening our recurring revenue stream."

Madison added, "We are also pleased to report that, as anticipated, our newly acquired IUS operations had a marginally positive impact on earnings and cash in the June quarter, and our integration of the IUS business is proceeding smoothly and ahead of schedule."

Jeff Babka, Indus' Chief Financial Officer, added, "In creating the new Indus, we have taken a number of significant actions to broaden our product scope, enter new markets, build our sales engine and pipeline and further reduce operating expenses to a level at which this business can return to profitability in the near future. We are confident that these decisions are on target as demonstrated by this quarter's license sales, operating margins and cash management." Babka continued, "Exceeding our guidance targets for the first quarter is a great start to our new fiscal year and should mark the inflection point for Indus on the road to future profitability and positive cash flow."

2004 OUTLOOK

For its second quarter of fiscal 2004 ending September 30, 2003, the Company projects revenue of $33 million to $36 million, net loss ranging between $5.5 million and $6.5 million and a September 30, 2003, cash balance of between $29 million and $31 million. The Company also confirmed its previous guidance of returning to profitability and positive cash flow in the quarter ending March 31, 2004.



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                       Indus Announces Fiscal First Quarter 2004 Results, page 3


"Due to seasonality in our business and a particularly strong first quarter for recognized license revenue, we expect our September quarter to be down somewhat from our first quarter performance," said Babka. "However, we expect our results through the September quarter to position us for a strong second half of the year."

INVESTOR CONFERENCE CALL

As announced on July 21, Indus will conduct an investor conference call to discuss the Company's results at 5:00 p.m. (Eastern) later today. Investors may access the conference call over the Internet via the Company's Website (investor.indus.com), or via telephone by dialing 973-582-2785. Those listening via the Internet should go to the site 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available through 6:30 p.m. (Eastern) Thursday, August 7th, by dialing 877-519-4471 (international callers dial 1-973-341-3080) and entering reservation number 4058647; or by going to the Company's Website (investor.indus.com).

Like most companies, Indus will be taking live questions from securities analysts and institutional portfolio managers, but the complete call is open to all interested parties on a listen-only basis. Furthermore, Indus will answer questions submitted by individual investors. Individual investors should send their questions via email to investorga@indus.com.

ABOUT INDUS INTERNATIONAL

Indus International provides breakthrough value to its clients by delivering ActionPoint Management, a business improvement program which delivers all the information needed by an end user to make the best decision possible at the point where that decision is made. Indus asset and customer management software products, professional services and hosted service offerings improve our clients' profitability by reducing costs, increasing capacity and competitiveness, improving service to their customers, facilitating billing for services and ensuring regulatory compliance. Indus asset management solutions are used by more than 300,000 end users in more than 40 countries and diverse industries -- including manufacturing, utilities, telecommunications, government, education, transportation, facilities and property management, consumer packaged goods and more. And, Indus customer management products and services are used by nearly 200 customers to support more than 70 million utility accounts worldwide. For more information, visit our Website at http://www.indus.com.



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                       Indus Announces Fiscal First Quarter 2004 Results, page 4


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains statements, estimates or projections that are not historical in nature and that may constitute "forward-looking statements" as defined under U.S. federal securities laws. These statements include, but are not limited to, anticipated revenues and operating results for the quarter ending on September 30, 2003, the Company's anticipated cash position in future periods, anticipated synergies from the acquisition of IUS, the Company's ability to reduce operating expenses and enter new markets, and the Company's ability to achieve future profitability and positive cash flow in the fourth quarter of fiscal 2004. These statements, which speak only as of the date given, are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our expectations or projections. These risks include, but are not limited to, the successful integration of the acquisition of IUS, including the challenges inherent in diverting the Company's management attention and resources from other strategic matters and from operational matters, the successful rationalization of the IUS business and products, ability to realize anticipated or any synergies or cost-savings from the acquisition, current market conditions for Indus' and IUS products and services, Indus' ability to achieve growth in its core product offerings and the combined Indus/IUS offerings, Indus' ability to achieve projected revenues, gross margin, operating results and earnings, market acceptance and the success of Indus' and IUS products, the success of the Company's product development strategy, Indus' competitive position, the ability to enter into new partnership arrangements and to retain existing partnership arrangements, uncertainty relating to and the management of personnel changes, timely development and introduction of new products, releases and product enhancements, current economic conditions and the timing and extent of a recovery, heightened security and war or terrorist acts in countries of the world that affect the Company's business, and other risks identified from time-to-time in the Company's SEC filings. Investors are advised to consult the Company's filings with the SEC, including its 2002 Annual Report on Form 10-K, as amended, for a further discussion of these and other risks.

Indus is a trademark of Indus International, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

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                       Indus Announces Fiscal First Quarter 2004 Results, page 5


                           INDUS INTERNATIONAL, INC.
                         CONSOLIDATED INCOME STATEMENTS
                     (In Thousands, except per share data)
                                  (Unaudited)


                                                 Three Months Ended
                                                       June 30,
                                                -------------------------
                                                  2003             2002
                                                --------         --------
REVENUES:
  Software licensing fees                       $  8,816         $  4,310
  Services, maintenance and other                 29,409           26,722
                                                --------         --------
             Total revenues                       38,225           31,032
                                                --------         --------

Cost of Revenues                                  18,091           16,475
                                                --------         --------
Gross Margin                                      20,134           14,557
                                                --------         --------

OPERATING EXPENSES:
  Research and Development                        10,544           12,273
  Sales and Marketing                              8,360            7,517
  General and Administrative                       5,449            6,309
  Restructuring Expenses                              12            4,029
                                                --------         --------
             Total operating expenses             24,365           30,128
                                                --------         --------

Operating Loss                                    (4,231)         (15,571)

Other Income (Expense)                              (482)             802
                                                --------         --------

Pre-tax Loss                                      (4,713)         (14,769)

Provision for income taxes                           211              300
                                                --------         --------
Net Loss                                        $ (4,924)        $(15,069)
                                                ========         ========

NET LOSS PER SHARE:

        Basic                                   $  (0.12)        $  (0.43)
                                                ========         ========
        Diluted                                 $  (0.12)        $  (0.43)
                                                ========         ========

Shares used in computing per share data:

        Basic                                     42,079           35,177
        Diluted                                   42,079           35,177


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                       Indus Announces Fiscal First Quarter 2004 Results, page 6


                            INDUS INTERNATIONAL, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)


 ASSETS                                                     June 30, 2003    March 31, 2003
                                                             (Unaudited)
Current assets:
Cash and cash equivalents                                     $  29,455         $  32,667
Marketable securities                                               608               757
Restricted cash, current                                          3,717             2,834
Billed accounts receivable, net                                  20,701            26,301
Unbilled accounts receivable                                     10,235            12,841
Income tax receivable                                             1,709             5,226
Other current assets                                              5,868             8,634
                                                              ---------         ---------
  Total current assets                                           72,293            89,260
Property and equipment, net                                      36,300            38,088
Restricted cash, noncurrent                                       2,575             2,601
Acquired intangible assets                                       12,501            13,258
Other assets                                                      2,080             1,303
                                                              ---------         ---------
            Total assets                                      $ 125,749         $ 144,510
                                                              =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Notes payable                                                 $  24,516         $  24,516
Accounts payable                                                  4,466             5,102
Income taxes payable                                              4,953             5,038
Other accrued liabilities                                        19,180            20,568
Current portion of obligations under capital leases                 225               274
Deferred revenue                                                 38,323            50,604
                                                              ---------         ---------
  Total current liabilities                                      91,663           106,102

Obligations under capital leases and other liabilities            9,318             9,974

Stockholders' equity:

Common stock                                                         43                42
Additional paid-in capital                                      135,288           135,279
Treasury stock, at cost                                          (4,681)           (4,681)
Deferred compensation                                               (75)              (79)
Accumulated Deficit                                            (106,867)         (101,943)
Accumulated other comprehensive loss                              1,060              (184)
                                                              ---------         ---------
  Total stockholders' equity                                     24,768            28,434
                                                              ---------         ---------
            Total liabilities and stockholders' equity        $ 125,749         $ 144,510
                                                              ---------         ---------

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                       Indus Announces Fiscal First Quarter 2004 Results, page 7



                            INDUS INTERNATIONAL, INC.
               CONDENSED CONSOLIDATED CHANGE IN DEFERRED REVENUE
                                 (In Thousands)
                                   (Unaudited)



                                              Three Months Ended
                                           -------------------------
                                           June 30,        June 30,
                                             2003             2002
                                           --------         --------
Deferred Software License Fees:
   Balance at beginning of period          $ 16,981         $ 18,782
   Executed license fee contracts             4,366              914
   Software license fees recognized          (8,816)          (4,310)
   Other                                     (1,289)             160
                                           --------         --------
   Balance at end of period                $ 11,242         $ 15,546
Services and Maintenance                     27,081           13,784
                                           --------         --------
   Total deferred revenue                  $ 38,323         $ 29,330
                                           ========         ========


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